SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 9, 2009

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 12, 2009, Par Pharmaceutical Companies, Inc. issued a press release announcing that Thomas P. Rice had been elected by the Board on June 9, 2009 as a Class I member of the Board of Directors with a term expiring at the annual meeting of stockholders in 2012.  Mr. Rice was also appointed to the Audit Committee and the Nominating-Corporate Governance Committee.

Mr. Rice is a principal and co-founder of Columbia Investments LLC, Baltimore, Maryland, which invests in local businesses in Maryland.  From February 2004 to November 2006, he was the Chief Executive Officer of Andrx Corporation when Andrx was sold to Watson Pharmaceuticals.  He was also a director of Andrx from April 2003 until November 2006.  Mr. Rice is currently a director of Chemed Corporation (NYSE:CHE).

Mr. Rice will be entitled to the same compensation as other non-employee directors as described in our most recent proxy statement filed with the SEC on April 21, 2009, including but not limited to the grant on June 9, 2009 of 6,812 restricted stock units valued at $100,000.  These units vest on the first anniversary of the date of grant, but are not issued or otherwise distributed as actual shares until Mr. Rice’s retirement from the Board.

Our press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(d)

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 12, 2009

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  June 12, 2009

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

                                                                                                 /s/Thomas J. Haughey

                                                                                                 Thomas J. Haughey, Executive Vice President,

Chief Administration Officer and General Counsel

EXHIBIT INDEX

     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 12, 2009

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